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                                  RYDEX SERIES TRUST
                          SUPPLEMENT DATED AUGUST 11, 1998 TO
                           PROSPECTUS DATED AUGUST 1, 1998

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE RETAINED AND READ IN CONJUNCTION WITH THE PROSPECTUS.


Rydex Series Trust (the "Trust") is soliciting subscriptions for Investor Class shares of the Arktos Fund during a subscription period that commenced on August 4, 1998, and is currently expected to end on or about September 1, 1998. To indicate your interest in purchasing Investor Class shares of the Arktos Fund, please fill out and send an application to the Trust or call the Trust at 1-800-820-0888 (See "HOW TO INVEST IN THE FUNDS").

The Trust will commence the continuous offering of shares of the Arktos Fund provided the subscriptions for the Arktos Fund equal at least $10 million. The Trust may extend the subscription period for the Arktos Fund if it does not have subscriptions of at least $10 million as of September 1, 1998.


                 PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE